                                 AMENDMENT No. 1

                                     To the

                                   SCHEDULE I

         This Schedule to the Distribution Agreement between Delaware VIP Trust and Delaware Distributors, L.P. entered into as of April 19, 2001 (the "Agreement"), amended as of the 20th day of May, 2003 to add Delaware VIP Diversified Income Series, lists the Series and Classes for which Delaware Distributors, L.P. provides distribution services pursuant to this Agreement, along with the 12b-1 Plan rates, if applicable, for each class and the date on which the Agreement became effective for each Series.

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                                                                                     Portion designated as
                                                            Total 12b-1 Plan Fee     Service Fee Rate
                                                            Rate (per annum of the   (per annum of the Series'
                                                            Series' average daily    average daily net
                                                            net assets represented   assets represented by
Series Name                              Class Names        by shares of the Class)  shares of the Class)     Effective Date
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Large Cap Value Series                   Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Balanced Series                          Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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High Yield Series                        Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Capital Reserves Series                  Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Growth Opportunities Series              Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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International Value Equity Series        Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Cash Reserve Series                      Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Trend Series                             Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Small Cap Value Series                   Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Global Bond Series                       Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Diversified Income Series                Standard Class                                                       May 20, 2003
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                                         Service Class               .30%                                     May 20, 2003
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Emerging Markets Series                  Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Social Awareness Series                  Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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REIT Series                              Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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Select Growth Series                     Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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U.S. Growth Series                       Standard Class                                                       April 19, 2001
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                                         Service Class               .30%                                     April 19, 2001
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

             DELAWARE DISTRIBUTORS, L.P.

             DELAWARE DISTRIBUTORS, INC.,
             General Partner


             By:  Jude T. Driscoll
                  -------------------------------------------
                  Name: Jude T. Driscoll
                  Title: President/Chief Executive Officer


             DELAWARE GROUP PREMIUM FUND on behalf of the Series listed on Schedule I


             By:  David K. Downes
                  -------------------------------------------------------------
             Name: David K. Downes
             Title:   President/Chief Executive Officer/Chief Financial Officer